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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 17, 2007

                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)

          MICHIGAN                      0-452                   38-1093240
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

       100 EAST PATTERSON STREET
            TECUMSEH, MICHIGAN                                     49286
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   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      Annual Incentive Plan

      On December 17, 2007, our board of directors adopted an Annual Incentive Plan for executive employees selected by the Compensation Committee to participate in the plan. We expect that our principal executive officer, principal financial officer, and other named executive officers will all participate. This new plan replaces our Key Employee Bonus Plan effective January 1, 2008.

      Under the plan, each participating executive will be eligible to earn a cash bonus based on the Company's and the executive's performance during a given calendar year. Before or within the first 90 days of each year, the Compensation Committee will determine:

      - performance measures and goals and a calculation methodology to be used for calculating a total Company bonus pool for the year based on the Company's performance;

      -     the executives who will participate for that year;

      -     a target bonus percentage for each participant; and

      - Company and individual performance measures and goals to be used for determining each participant's actual bonus percentage for the year and the methodology to be used for calculating his or her actual bonus percentage after the year is completed based on the Company's and the participant's actual performance relative to those performance measures and goals.

      After the year is completed, each participant's actual bonus percentage will be computed on the basis of actual Company and individual performance using the performance measures and goals and the calculation methodology established by the committee at the beginning of the year. Each participant will then receive a cash bonus equal to his or her salary for the year multiplied by his or her actual bonus percentage as so calculated. The actual bonus percentage cannot exceed 200% of the participant's target bonus percentage, and the total of all bonuses under the plan for a given year cannot exceed the total Company bonus pool for that year calculated in the manner prescribed by the Compensation Committee at the beginning of the year.

      Performance measures used in determining the bonus of any participant subject to Section 162(m) of the Internal Revenue Code must consist only of performance measures specified for that purpose in the plan, and the bonus for any such participant for any year cannot exceed $3,000,000.

      The Compensation Committee expects to determine which executives will participate in the plan for 2008, the applicable performance measures and goals for that year, and the other matters described above during the first 90 days of 2008.

      Outside Directors' Deferred Stock Unit Plan

      On December 17, 2007, our board of directors adopted an Outside Directors' Deferred Stock Unit Plan. This new plan replaces our Director Retention Phantom Share Plan effective January 1, 2008.

      For 2008, our non-employee directors will receive an annual retainer of $80,000, payable one-half in cash and the other half in deferred stock units under the new plan. Our Lead Director, if any (we do not currently have one), will receive an additional annual retainer of $20,000, also payable one-half in cash and the other half in deferred stock units. Members of our Audit Committee will receive an additional annual retainer ($20,000 for the chair and $10,000 for other members), as will the members of our other standing committees ($10,000 for the chair and $5,000 for other members), all payable in cash. There will be no meeting fees for up to ten full board meetings per year and up to six meetings of each committee. Non-employee directors will receive a cash fee of $1,500 for each board or standing committee meeting attended during a year in excess of those numbers.

      Under the Outside Directors' Deferred Stock Unit Plan, each non-employee director holding office on the first day of the year will receive an allocation of deferred stock units, structured to be the economic equivalents of shares of our Class A stock. The dollar amount of the director's allocation will be equal to the amount of his cash retainer (that is, one half of his total retainer) for that year for serving on the board and, if applicable, for serving as Lead Director. Retainers for serving on committees and meeting fees, if any, will be payable in cash as described above and will not give rise to additional allocations of deferred stock units under the plan. Non-employee directors joining the board after the first day of the year will receive pro rata allocations.

      The number of units allocated to each director's account will be equal to the dollar amount of the allocation divided by the closing price per share of our Class A stock on the last trading day before the allocation date. If we pay a cash dividend on our Class A stock, there will be allocated to each director's account a number of additional units equal to the number of units in his or her account on the record date for the dividend multiplied by the per share dollar amount of the dividend and divided by the closing market price of our Class A stock on the dividend payment date.

      Deferred stock units are fully vested when allocated under the plan and will not be forfeited if a director leaves office during the year unless his or her service is terminated for certain reasons, enumerated in the plan, involving bad acts on the director's part.

      A director's account will be paid out in cash after he or she ceases to be a director or if there is a Company Change in Control (as defined in the plan). The amount will be equal to the number of units in the director's account multiplied by the market price per share of our Class A stock at that time.

ITEM 5.03 AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      On December 17, 2007, our board of directors amended our bylaws to:

      -     eliminate the requirement for directors to retire at age 70;

      - redefine the relative powers and duties of the Chief Executive Officer and the President and specify how the Chief Executive Officer is to be appointed;

      -     eliminate the position of Chief Operating Officer; and

      - require that our Lead Director, if any, be a director who meets all applicable independence criteria for eligibility to serve on our Audit Committee, as specified in applicable statutes, SEC rules, and stock exchange listing standards.

      For more detailed information about our amended bylaws, please see the copy filed as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibit is are filed with this report:

Exhibit No.       Description
-----------       -----------
    3.1           Amended and Restated Bylaws of Tecumseh Products Company as
                  amended through December 17, 2007

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TECUMSEH PRODUCTS COMPANY

                                         /s/ James S. Nicholson
Date: December 21, 2007            By ________________________________________
                                      James S. Nicholson
                                      Vice President, Treasurer and Chief
                                      Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
    3.1           Amended and Restated Bylaws of Tecumseh Products Company as
                  amended through December 17, 2007